UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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Aberdeen Asia-Pacific Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

MARCH 16, 2020

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") and a special meeting of shareholders (the "Special Meeting", and together with the Annual Meeting, the "Meetings") of Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") to be held on Friday, April 24, 2020 at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Annual Meeting will be held at 10:30 a.m. (Eastern time) and the Special Meeting will be held at 11:00 a.m. (Eastern time).

The purpose of the Meetings is to seek shareholder approval of the proposals described in the enclosed proxy statement. At the Annual Meeting, shareholders of the Fund are being asked to approve the following three proposals: to elect one Class II Director to serve for a three-year term; to elect one Preferred Share Director to serve for a three-year term by the preferred shareholders voting as a separate class; and to consider the continuation of the term of one Director under the Fund's Corporate Governance Policies (collectively, the "Annual Meeting Proposals"). At the Special Meeting, shareholders of the Fund are being asked to approve the following proposal: to amend several of the Fund's fundamental investment policies and to convert many of the Fund's investment policies that are fundamental investment policies to non-fundamental investment policies (the "Special Meeting Proposal" and collectively with the "Annual Meeting Proposals," the "Proposals").

If approved by shareholders at the Meetings, the election of the nominee for Class II Director and the nominee for the Preferred Share Director and the continuation of the term of one Director would take effect immediately, while the Special Meeting Proposal would take effect within ten (10) business days of their approval by shareholders.

The Board has unanimously approved and recommends that you vote "FOR" each of the Proposals.

I encourage you to carefully review the enclosed materials, which explain the Proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meetings. You may vote using one of the methods below by following the instructions on your proxy cards:

•  By signing, dating and returning the enclosed proxy card in the postage-paid envelope;

•  By telephone, using the toll free number on the enclosed proxy card;

•  Through the Internet, using the website on the enclosed proxy card; or

•  In person at the Meetings.*

If you do not vote using one of these methods, you may be called by AST Fund Solutions, LLC, the Fund's proxy solicitor, to vote your shares.

*  As a precaution due to the outbreak of Coronavirus Disease 19 (COVID-19), we are planning for the possibility that there may be additional procedures or limitations on attending the Meetings in person, or we may decide to hold the Meetings in a different location or solely by the means of remote communication (i.e., virtual-only meetings). We plan to announce any such updates on the Fund's website at http://www.aberdeenfax.com and shareholders are encouraged to check this website prior to the Meetings if planning to attend.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please call the Fund at 1-800-522-5465 or call AST Fund Solutions LLC, the Fund's proxy solicitor, at (800) 814-9324 (Monday to Friday, 9:00 a.m. to 10:00 p.m., Eastern time).

Sincerely,

CHRISTIAN PITTARD
PRESIDENT OF THE FUND

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement for Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund"), for your convenience we have provided a brief overview, in a Question and Answers format, of the proposals to be voted on.

Questions and Answers

Q.  Why am I receiving this proxy statement?

A.  The annual meeting of shareholders (the "Annual Meeting") and a special meeting of shareholders (the "Special Meeting" and together with the Annual Meeting, the "Meetings") of the Fund each will be held on Friday, April 24, 2020 at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Annual Meeting will be held at 10:30 a.m. (Eastern time) and the Special Meeting will be held at 11:00 a.m. (Eastern time). The enclosed proxy statement describes proposals that will be voted on at the Meetings, and which are being made in connection with the proposed Director elections and fundamental investment policy changes. As a shareholder of the Fund as of the close of business on March 5, 2020 (the "Record Date"), you are entitled to notice of and to vote at the Meetings with respect to the Proposals (as defined below).

Q.  What am I being asked to vote "FOR" in the proxy statement?

A.  The purpose of the Meetings is to seek shareholder approval of proposals recently approved by the Fund's Board of Directors (the "Board," the members of which are referred to as "Directors").

Specifically, shareholders of the Fund are being asked:

At the Annual Meeting:

1:  To elect one Class II Director to serve for a three-year term.

2:  To elect one Preferred Share Director to serve for a three-year term by the preferred shareholders voting as a separate class.

3:  To consider the continuation of the term of one Director under the Fund's Corporate Governance Policies (Class I Director, three-year term ending 2022).

(Annual Meeting Proposals 1, 2 and 3 are collectively referred to as the "Annual Meeting Proposals").

At the Special Meeting:

1: To approve the amendments to, or the elimination of, the Fund's fundamental investment policies as follows:

To amend the Fund's 80% policy as follows:

a.  To amend the fundamental policy regarding investment of up to 80% in Asian Debt securities so that the Fund would normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in "Asia-Pacific debt" securities and to define "Asia-Pacific debt".

To eliminate Fundamental Investment Limitations regarding Certain Country Exposures as follows:

b.  To eliminate the Fund's fundamental investment policy that the maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund's total assets.

c.  To eliminate the Fund's fundamental investment policy that at least 20% of the Fund's total assets will be invested in "Australian debt securities."

d.  To eliminate the Fund's fundamental investment policy that the maximum country exposure for Korea is limited to 40% of the Fund's total assets.

e.  To eliminate the Fund's fundamental investment policy that the maximum country exposure for New Zealand is limited to 35% of the Fund's total assets.

To eliminate Fundamental Investment Limitations regarding Certain Currency Exposures as follows:

f.  To eliminate the Fund's fundamental investment policy that the maximum currency exposure to any one Asian currency (other than Korea) is limited to 10% of total assets.

g.  To eliminate the Fund's fundamental investment policy that the maximum currency exposure for Korea is 25% of the Fund's total assets.

h.  To eliminate the Fund's fundamental investment policy that the maximum currency exposure for New Zealand is 35% of the Fund's total assets.

To convert certain Fundamental Investment Policies to Non-Fundamental Investment Policies as modified:

i.  To make the Fund's fundamental temporary defensive investment policy with respect to temporarily investing 100% of its assets in U.S. debt securities a non-fundamental policy but to include U.S. cash as well.

j.  To make the Fund's fundamental investment policy to invest up to 35% of its total assets in Asian debt securities rated below BBB- or Baa3 a non-fundamental policy—but with respect to Asia-Pacific debt securities instead of Asian debt securities.

To convert certain Fundamental Investment Policies to Non-Fundamental Investment Policies

k.  To make the Fund's fundamental investment policy with respect to entering into repurchase agreements a non-fundamental investment policy.

l.  To make the Fund's fundamental investment policy with respect to investing up to 10% of its total assets in securities rated below B- at the time of investment a non-fundamental investment policy.

Each of 1.a to 1.l above is a "Sub-Proposal" and will be voted on separately by shareholders. However, each Sub-Proposal is contingent on each other Sub-Proposal's approval, and therefore, the Fund will only implement Sub-Proposals if they all are approved. The Special Meeting Sub-Proposals are referred to collectively as the "Special Meeting Proposal", and collectively with the Annual Meeting Proposals, referred to as the "Proposals".

Q.  How do the Directors of the Fund recommend that I vote?

A.  The Directors of the Fund recommend that you vote "FOR" the Proposals.

Q.  What is the required vote?

A.  With respect to Proposal 1 for the Annual Meeting, the affirmative vote of a majority of the votes cast of the common stock and preferred stock voting together as a single class at a meeting at which a quorum is present is necessary for the election of a Director, provided that if the number of nominees for Director, as determined by the Secretary of the Fund, exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares of common stock and preferred stock voting together as a single class represented in person or by proxy. Approval of Proposal 2 for the Annual Meeting will require the affirmative vote of a majority of the shares of preferred stock cast at a meeting at which a quorum is present to elect the preferred share Director, provided that if the number of nominees for preferred share Director, as determined by the Secretary of the Fund, exceeds the number of preferred share Directors to be elected, the preferred share Directors shall be elected by the vote of a plurality of the preferred shares represented in person or by proxy. With respect to Proposal 3 for the Annual Meeting, the affirmative vote of a majority of the votes of common stock and preferred stock voting together as a single class cast at a meeting at which a quorum is present is required. For purposes of the Annual Meeting Proposals, withheld votes and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote.

Each Sub-Proposal of the Special Meeting Proposal must be approved by the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Special Meeting in person or by proxy. Additionally, each Sub-Proposal must also receive the affirmative vote of the majority of the outstanding shares of preferred stock, voting separately as a single class. Each Sub-Proposal is contingent on each other Sub-Proposal's approval whereas the Fund will only implement Sub-Proposals if they all are approved. Therefore, if any one or more Sub-Proposal receives the required vote from all of the outstanding voting securities, but does not receive the required vote by the shares of preferred stock voting separately as a single class, or vice versa, the Sub-Proposal will not have been approved. Because each Sub-Proposal is contingent on the approval of all of the other Sub-Proposals, if any one Sub-Proposal does not receive both the required vote of all of the outstanding voting securities and the required vote of the preferred shares, then the Special Meeting Proposal will have been deemed to not have been approved. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present and will have the effect of votes "against" the Special Meeting Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Q.  What happens if shareholders do not approve the Special Meeting Proposal?

A.  In the event that the Special Meeting Proposal is not approved by the shareholders of the Fund, the fundamental investment policy changes approved by the Board will not be implemented, and the Fund will continue to be managed in accordance with its current stated fundamental investment policies. The Board may consider other courses of action.

Q.  Is the Fund paying for the preparation, printing and mailing of the proxy materials?

A.  The expense of preparation, printing and mailing of the enclosed proxy cards and accompanying Notices and Proxy Statement will be borne by the Fund.

Q.  How do I vote my shares?

A.  You can vote in one of the following four ways:

•  By Mail: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted "FOR" each Proposal described above.

•  In Person: Attend the Meetings and vote as described in the proxy statement.

•  By Telephone: You may vote by telephone by calling the toll free number located on the enclosed proxy card. Be sure to have your control number available at the time of the call.

•  By Internet: You may vote online by visiting the website listed on the enclosed proxy card. Be sure to have the card handy at the time you plan on voting.

To vote by telephone or Internet, you will need the "control number" that appears on your proxy card(s).

Q.  Will anyone contact me?

A.  You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the Proposals and to encourage you to vote.

Please vote. Your vote is important.

We urge you to indicate your voting instructions on the proxy cards, if received by mail, date and sign them and return them promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" each Proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at Meetings.

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 24, 2020

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Aberdeen Asia-Pacific Income Fund, Inc. (NYSE MKT: "FAX") (the "Fund") (the "Annual Meeting") will be held at the offices of Aberdeen Standard Investments Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on April 24, 2020 at 10:30 a.m., Eastern time.

The purpose of the Annual Meeting is to consider and act upon the following proposals (each a "Proposal") for the Fund and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal 1: To elect one Class II Director to serve for a three-year term.

Proposal 2: To elect one Preferred Share Director to serve for a three-year term by the preferred shareholders voting as a separate class.

Proposal 3: To consider the continuation of the term of one Director under the Fund's Corporate Governance Policies (Class I Director, three-year term ending 2022).

Each Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting if you owned shares of the Fund at the close of business on March 5, 2020 (the "Record Date"). If you attend the Annual Meeting, you may vote your shares in person. Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to shareholders on or about March 16, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 24, 2020: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at http://www.aberdeenfax.com. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Directors,

Megan Kennedy, Vice President and Secretary
Aberdeen Asia-Pacific Income Fund, Inc.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

March 16, 2020
Philadelphia, Pennsylvania

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on April 24, 2020

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Aberdeen Asia-Pacific Income Fund, Inc. (NYSE MKT: "FAX") (the "Fund") (a "Special Meeting") will be held at the offices of Aberdeen Standard Investments Inc. (formerly Aberdeen Asset Management Inc.) located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on April 24, 2020 at 11:00 a.m., Eastern time.

The purpose of the Special Meeting is to consider and act upon the following proposal (the "Special Meeting Proposal") for the Fund and to consider and act upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof:

1: To approve the amendments to, or the elimination of, the Fund's fundamental investment policies as follows:

To amend the Fund's 80% policy as follows:

a.  To amend the fundamental policy regarding investment of up to 80% in Asian Debt securities so that the Fund would normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in "Asia-Pacific debt" securities and to define "Asia-Pacific debt".

To eliminate Fundamental Investment Limitations regarding Certain Country Exposures as follows:

b.  To eliminate the Fund's fundamental investment policy that the maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund's total assets.

c.  To eliminate the Fund's fundamental investment policy that at least 20% of the Fund's total assets will be invested in "Australian debt securities."

d.  To eliminate the Fund's fundamental investment policy that the maximum country exposure for Korea is limited to 40% of the Fund's total assets.

e.  To eliminate the Fund's fundamental investment policy that the maximum country exposure for New Zealand is limited to 35% of the Fund's total assets.

To eliminate Fundamental Investment Limitations regarding Certain Currency Exposures as follows:

f.  To eliminate the Fund's fundamental investment policy that the maximum currency exposure to any one Asian currency (other than Korea) is limited to 10% of total assets.

g.  To eliminate the Fund's fundamental investment policy that the maximum currency exposure for Korea is 25% of the Fund's total assets.

h.  To eliminate the Fund's fundamental investment policy that the maximum currency exposure for New Zealand is 35% of the Fund's total assets.

To convert certain Fundamental Investment Policies to Non-Fundamental Investment Policies as modified:

i.  To make the Fund's fundamental temporary defensive investment policy with respect to temporarily investing 100% of its assets in U.S. debt securities a non-fundamental policy but to include U.S. cash as well.

j.  To make the Fund's fundamental investment policy to invest up to 35% of its total assets in Asian debt securities rated below BBB- or Baa3 a non-fundamental policy—but with respect to Asia-Pacific debt securities instead of Asian debt securities.

To convert certain Fundamental Investment Policies to Non-Fundamental Investment Policies

k.  To make the Fund's fundamental investment policy with respect to entering into repurchase agreements a non-fundamental investment policy.

l.  To make the Fund's fundamental investment policy with respect to investing up to 10% of its total assets in securities rated below B- at the time of investment a non-fundamental investment policy.

The Special Meeting Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Special Meeting of the Fund if you owned shares of the Fund at the close of business on March 5, 2020 (the "Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Special Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Special Meeting must present photo identification. If you plan to attend an Special Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to shareholders on or about March 16, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 24, 2020: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at http://www.aberdeenfax.com. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Directors,

Megan Kennedy, Vice President and Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

March 16, 2020

ABERDEEN ASIA-PACIFIC INCOME FUND, INC. ("FAX")
(the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual and Special Meetings of Shareholders
each to be held on April 24, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (the "Board" with members of the Board being referred to as "Directors") to be voted at the annual meeting of shareholders (the "Annual Meeting") and a special meeting of shareholders (the "Special Meeting" and together with the Annual Meeting, the "Meetings") to be held at the offices of Aberdeen Standard Investments Inc. ("ASI") located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Friday, April 24, 2020 and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders, a Notice of Special Meeting of Shareholders and proxy cards (each a "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being mailed to shareholders on or about March 16, 2020.

The purpose of the Meetings is to seek shareholder approval of the following proposals:

At the Annual Meeting:

1.  To elect one Class II Director to serve for another three-year term.

2.  To elect one Preferred Share Director to serve for a three-year term by the preferred shareholders voting as a separate class.

3.  To consider the continuation of the term of one Director under the Corporate Governance Policies (Class I Director, three-year term ending 2022).

(Annual Meeting Proposals 1, 2 and 3 are collectively referred to as the "Annual Meeting Proposals").

At the Special Meeting:

1: To approve the amendments to, or the elimination of, the Fund's fundamental investment policies as follows:

To amend the Fund's 80% policy as follows:

a.  To amend the fundamental policy regarding investment of up to 80% in Asian Debt securities so that the Fund would normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in "Asia-Pacific debt" securities and to define "Asia-Pacific debt".

To eliminate Fundamental Investment Limitations regarding Certain Country Exposures as follows:

b.  To eliminate the Fund's fundamental investment policy that the maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund's total assets.

c.  To eliminate the Fund's fundamental investment policy that at least 20% of the Fund's total assets will be invested in "Australian debt securities."

d.  To eliminate the Fund's fundamental investment policy that the maximum country exposure for Korea is limited to 40% of the Fund's total assets.

e.  To eliminate the Fund's fundamental investment policy that the maximum country exposure for New Zealand is limited to 35% of the Fund's total assets.

To eliminate Fundamental Investment Limitations regarding Certain Currency Exposures as follows:

f.  To eliminate the Fund's fundamental investment policy that the maximum currency exposure to any one Asian currency (other than Korea) is limited to 10% of total assets.

g.  To eliminate the Fund's fundamental investment policy that the maximum currency exposure for Korea is 25% of the Fund's total assets.

h.  To eliminate the Fund's fundamental investment policy that the maximum currency exposure for New Zealand is 35% of the Fund's total assets.

To convert certain Fundamental Investment Policies to Non-Fundamental Investment Policies as modified:

i.  To make the Fund's fundamental temporary defensive investment policy with respect to temporarily investing 100% of its assets in U.S. debt securities a non-fundamental policy but to include U.S. cash as well.

j.  To make the Fund's fundamental investment policy to invest up to 35% of its total assets in Asian debt securities rated below BBB- or Baa3 a non-fundamental policy—but with respect to Asia-Pacific debt securities instead of Asian debt securities.

To convert certain Fundamental Investment Policies to Non-Fundamental Investment Policies

k.  To make the Fund's fundamental investment policy with respect to entering into repurchase agreements a non-fundamental investment policy.

l.  To make the Fund's fundamental investment policy with respect to investing up to 10% of its total assets in securities rated below B- at the time of investment a non-fundamental investment policy.

Each of 1.a, 1.b, 1.c, etc. above is a "Sub-Proposal" and will be voted on separately by shareholders. However, each Sub-Proposal is contingent on each other Sub-Proposal's approval whereas the Fund will only implement Sub-Proposals if they all are approved. The Special Meeting Sub-Proposals are referred to collectively as the "Special Meeting Proposal", and collectively with the Annual Meeting Proposals, referred to as the "Proposals".

All properly executed proxies received prior to the Meetings will be voted at the Meetings, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meetings or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund, 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending the Meetings and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meetings.

The presence at the Meetings, in person or by proxy, of the shareholders entitled to cast a majority of all the votes entitled to be cast at the Meetings on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meetings, withheld votes and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meetings.

With respect to Proposal 1 for the Annual Meeting, the affirmative vote of a majority of the votes cast of common stock and preferred stock voting together as a single class at a meeting at which a quorum is present is necessary for the election of a Director, provided that, if the number of nominees for Director, as determined by the Secretary of the Fund, exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares of common stock and preferred stock voting together as a single class represented in person or by proxy. Approval of Proposal 2 for the Annual Meeting will require the affirmative vote of a majority of the shares of preferred stock cast at a meeting at which a quorum is present to elect the preferred share Director, provided that if the number of nominees for preferred share Director, as determined by the Secretary of the Fund, exceeds the number of preferred share Directors to be elected, the preferred share Directors shall be elected by the vote of a plurality of the preferred shares represented in person or by proxy. With respect to Proposal 3 for the Annual Meeting, the affirmative vote of a majority of the votes of common stock and preferred stock voting together as a single class cast at a meeting at which a quorum is present is required. For purposes of the Annual Meeting Proposals, withheld votes and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote.

Each Sub-Proposal of the Special Meeting Proposal must be approved by the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Special Meeting in person or by proxy. Additionally, each Sub-Proposal must receive the affirmative vote of the majority of the outstanding shares of preferred stock, voting separately as a single class. Each Sub-Proposal is contingent on each other Sub-Proposal's approval whereas the Fund will only implement Sub-Proposals if they all are approved. Therefore, if any one or more Sub-Proposal receives the required vote from all of the outstanding voting securities, but does not receive the required vote by the shares of preferred stock voting separately as a single class, or vice versa, the Sub-Proposal will not have been approved. Because each Sub-Proposal is contingent on the approval of all of the other Sub-Proposals, if any one Sub-Proposal does not receive both the required vote of all of the outstanding voting securities and the required vote of the preferred shares, then the Special Meeting Proposal will have been deemed to not have been approved. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present and will have the effect of votes "against" the Special Meeting Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

The Board has adopted certain corporate governance policies for the Fund which include (i) a resignation policy which generally provides that an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to the Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund shareholders; (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund, (b) the Independent Director's election to the Board or (c) the Board's initial approval of the corporate governance policies, the Independent Director will be put forth for consideration by shareholders annually;

and (iii) a policy whereby newly appointed directors will be submitted for consideration at the next regular shareholder meeting. With respect to clause (ii) above, Independent Directors currently serving on the Boards will be submitted to shareholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Board member's three-year term in office after the end of such Independent Director's current term.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present but there are not sufficient votes to approve a Proposal, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies on that Proposal.

We will admit to the Meetings (1) all shareholders of record on March 5, 2020 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meetings, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meetings, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meetings, you should also bring a proxy card from your broker.

The Board has fixed the close of business on March 5, 2020 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meetings and at any adjournment or postponement thereof. Shareholders on the Record Date for the Fund will be entitled to one vote for each share held for the Meetings. As of the Record Date, the Fund had 247,695,769 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $25.00 per share, issued and outstanding.

Important Notice Regarding the Availability of Proxy Materials for the Meetings to Be Held on Friday, April 24, 2020 at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and Fund's most recent annual report are available on the Internet at http://www.aberdeenfax.com. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2019, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend the Meetings and vote in person.

ANNUAL MEETING PROPOSALS

Annual Meeting Proposal 1: Election of Class II Director

The Fund's bylaws provide that the Fund's Board be elected by holders of the Fund's common stock divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund, the Fund's investment manager, Aberdeen Standard Investments (Asia) Limited (the "Investment Manager" or "ASIAL"), the Fund's investment adviser, Aberdeen Standard Investments Australia Limited (the "Investment Adviser" or "ASI Aus") or, the Fund's investment sub-adviser, Aberdeen Asset Managers

Limited (the "Sub-Adviser" or "AAML"), are referred to in this Proxy Statement as "Interested Directors." Directors who are not interested persons, as described above, are referred to in this Proxy Statement as "Independent Directors."

The Board, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individual for election as a Director to its Board as follows:

P. Gerald Malone (Class II Director, three-year term ending 2023)

The nominee has indicated an intention to serve as Director if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote "FOR" the election of Mr. Malone as a Class II Director to serve for a three-year term. The Board knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Fund's Board may recommend.

The Directors, including the Independent Directors, unanimously recommend that shareholders vote "FOR" Mr. Malone for Class II Director.

Annual Meeting Proposal 2: Election of Preferred Share Director

The Fund's Articles Supplementary provide that the Fund's preferred share Directors be elected by holders of the Fund's preferred stock.

The Board, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individual for election as preferred share Director to its Board:

Peter D. Sacks (Preferred Share Director, three-year term ending 2023)

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote "FOR" the election of Mr. Sacks to serve as a preferred share Director for a three-year term. The Board knows of no reason why Mr. Sacks will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Fund's Board may recommend.

The Directors, including the Independent Directors, unanimously recommend that shareholders vote "FOR" Mr. Sacks for preferred share Director.

Annual Meeting Proposal 3: Consideration of Continuation of Term for Director under the Corporate Governance Policies (Class I Director, three-year term ending 2022)

As stated above, the Board has adopted the Corporate Governance Policies for the Fund which include a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing Investment Manager of the Fund or (b) the Independent Director's election to the Board or (c) the Board's initial approval of the Corporate Governance Policies, the Independent Director will be put forth for consideration by shareholders annually. Under the Corporate Governance Policies, Independent Directors serving on the Boards at the time of the adoption of the Corporate Governance Policies will be submitted to shareholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Board member's three-year term in office after the end of such Independent Director's term during which the Corporate Governance Policies were approved. Neville J. Miles, an Independent Director, served out his term of office during which the Corporate Governance Policies were approved as well as a three-year term of office following that term. He therefore must be put forth for consideration by shareholders annually pursuant to the Corporate Governance Policies.

The Board, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, recommends the continuation of the term of following individual put forth for consideration under the Corporate Governance Policies:

Neville J. Miles (Class I Director, three-year term ending 2022)

If this Proposal 3 does not receive a majority of the votes cast on the terms set forth in the Fund's bylaws, Mr. Miles will be deemed to have tendered his resignation for consideration by the Board. In such instance, the Nominating and Corporate Governance Committee would make a recommendation to the Board on whether to accept or reject the resignation, or whether other action shall be taken. The Board would then act on the resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the voting results. Mr. Miles would not participate in the Nominating and Corporate Governance Committee's recommendation or the Board's decision.

It is the intention of the persons named as proxies on the enclosed proxy card(s) to vote "FOR" the continuation of the term of Mr. Miles as Director. The Board knows of no reason why Mr. Miles will be unable to continue to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Fund's Board may recommend.

The Directors, including the Independent Directors, unanimously recommend that shareholders vote "FOR" the continuation of the term of Mr. Miles as a Director under the Corporate Governance Policies.

The following tables set forth certain information regarding the nominees for election to the Board of the Fund, the Director under consideration of continuation of term under the Corporate Governance Policies, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Nominees for Director:
P. Gerald Malone** † c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class II Director	Term expires 2020. Director since 2001	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014	29	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015-2017.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Nominees for Director:
Peter D. Sacks† c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1945	Preferred Share Director	Preferred Share Term expires 2020. Director since 1993	Mr. Sacks served as a Founder and Investment Counsellor at Citadel Asset Management Inc. (investment management) from 2015 to 2017. Previously he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015.	25	None
Independent Director under consideration of continuation of term under the Corporate Governance Policies
Neville J. Miles** † 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class I Director	Terms expires 2022. Director since 1996	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	25	Ballyshaw Pty. Ltd. (share trading, real estate development and investment) Director and Chairman since 1994

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors whose terms of office continue beyond the Annual Meeting:
William J. Potter** c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Preferred Share Director	Preferred Share Term expires 2021. Director since 1986	Mr. Potter has been the Chairman of Arrow Robotics Ltd (technology) since 2017 and is the non-executive Chairman of Howell Biopharma Ltd (health care) beginning in 2018. He was president of Meredith Financial Group from 2004 to 2016 and an officer of Ridgewood Group International Ltd. from 2012 to 2015.	3

Director of Arrow Robotic Ltd. (Chairman) and Alexandria Bancorp (international banking and trustee services) (since March 2017). Director of Howell Biopharma Ltd (since 2018); Director of Meredith Financial Group Inc. (Chairman) (investment management) from 2004 to 2016, Meredith Portfolio Management Inc. from 2004 to 2016 and Robert R. Meredith & Co, Inc. (broker dealer) from 2006 to 2016.

Moritz Sell** † c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2022. Director since 2018.	Mr. Sell has been a Principal at Edison Holdings 3 GmbH (commercial real estate and venture capital) since 2015. In addition, Mr. Sell currently serves as Senior Advisor to Markston International LLC (an independent asset manager) since 2014.	3	Director of and Swiss Helvetia Fund, Inc. since 2017. Director/Trustee of High Income Securities Fund since 2018.
					Director of Aberdeen Greater China Fund, Inc. from 2012 to 2018 and Aberdeen Singapore Fund, Inc. from 2011 to 2018.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Interested Director whose term of office continues beyond the Annual Meeting:
Martin J. Gilbert†† Aberdeen Asset Management PLC 10 Queen's Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term expires 2021. Director since 2001

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority's Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

				28	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.

*  Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 22 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager or Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund and may thus be deemed to be part of the same "Fund Complex" as the Fund.

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit and Valuation Committee.

††  Deemed to be an Interested Director of the Fund because of his affiliation with the Fund's Investment Manager and Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS

The Board believes that each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with ASIAL, ASI Aus and AAML, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board on which he serves and to the Fund. A Director's ability to perform his duties effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Gilbert, Chairman, Vice-Chairman and director roles within the Aberdeen complex, board experience with other public companies and investment trusts; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; and Mr. Sell, director and executive experience at an investment banking and trading firm and board experience with another closed-end fund outside of the Aberdeen complex.

The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out a Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President— Compliance	Since 2017

Currently, Chief Risk Officer—Americas for ASI. Prior to joining the compliance department, he was a member of ASI's legal department where he served as US Counsel and worked primarily on matters relating to ASI's registered funds. Mr. Andolina joined Aberdeen in 2012.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Mark Baker** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1981	Vice President	Since 2019	Currently, an Investment Director within the Emerging Markets Debt team at ASI. Mr. Baker joined ASI in 2012.
Jeffrey Cotton** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President, Compliance	Since 2011	Currently, Chief Risk Officer—Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010 as Head of Compliance—Americas.
Sharon Ferrari** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager—US for ASI. Ms. Ferrari joined ASI as a Senior Fund Administrator in 2008.
Martin J. Gilbert** Standard Life Aberdeen PLC Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1955	Vice President	Since 2008	Please see information in the Directors' chart above.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009

Currently, Director, Vice President and Head of Product & Client Solutions—Americas for ASI overseeing Product Management and Product Development for ASI's registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of ASI and joined ASI in 2000.

Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015

Currently, Chairman—Americas of Standard Life Aberdeen plc (since 2018). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Matthew Keener** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for ASI. Mr. Keener joined ASI in 2006 as a Fund Administrator.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President, Secretary	Since 2008	Currently, Head of Product Management for ASI (since 2009). Ms. Kennedy joined ASI in 2005.
Lin-Jing Leong** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1987	Vice President	Since 2017	Currently, Investment Manager for Aberdeen Standard Investments (Asia) Limited. Ms. Leong joined Aberdeen in 2013 from the Reserve Management section of the Central Bank of Malaysia.
Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011

Currently, Head of Asian Fixed Income for Aberdeen Standard Investments (Asia) Limited. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas for ASI. Ms. Melia joined ASI in 2009.
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the U.S. Mr. Pittard is qualified as a Chartered Accountant and a fellow of the Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the U.S. Mr. Pittard joined Aberdeen in 1998.

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for ASI. Ms. Sitar joined ASI in 2007.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

**  Messrs. Akintewe, Andolina, Baker, Cotton, Gilbert, Goodson, Hendry, Keener, McCabe and Pittard and Mses. Ferrari, Kennedy, Leong, Melia and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend

Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Funds (which currently consists of 22 portfolios) and Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios) each of which may also be deemed to be a part of the same "Fund Complex."

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Director or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(2)
Independent Directors:
P. Gerald Malone	B	D
Neville J. Miles	B	C
William J. Potter	B	C
Peter D. Sacks	C	C
Moritz Sell	C	E
Interested Director:
Martin Gilbert	B	C

(1)  This information has been furnished by each Director as of October 31, 2019. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Manager or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of February 18, 2020, the Fund's Directors and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of February 18, 2020, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager, Investment Adviser or Sub-Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Fund. As of October 31, 2019, Mr. Pittard and Ms. Melia did not own shares of the Fund's common stock nor did they own any of the Fund's preferred shares.

BOARD AND COMMITTEE STRUCTURE

The Board of Directors is currently composed of five Independent Directors and one Interested Director, Martin J. Gilbert. The Fund's bylaws provide that the Board of Directors to be elected by holders of a Fund's common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. The Fund's Articles Supplementary for the Preferred Shares provide for the election of two Directors by holders of the Fund's preferred stock.

The Board has appointed Mr. Malone, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee, a Contract Review Committee, a Nominating and Corporate Governance Committee, a Cost Review Committee and a Leverage Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also "independent" within the meaning of the NYSE MKT listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Fund's Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Directors), pre-approves and reviews both the audit and non—audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund's Audit and Valuation Committee are Messrs. P. Gerald Malone, Neville J. Miles, Peter D. Sacks and Moritz Sell.

The Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee, the current copy of which is available on the Fund's website at http://aberdeenfax.com.

The Audit and Valuation Committee oversees the activities of the Fund's Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund's Valuation and Liquidity Procedures,

such as overseeing the implementation of the Valuation and Liquidity Procedures. The Board has delegated to its Audit and Valuation Committee the responsibility of determining the fair value of the Fund's securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, reviewing or amending the Fund's management agreement, advisory agreement, sub-advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund's Contract Review Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter, Peter D. Sacks and Moritz Sell.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Fund's Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund's Investment Manager, Investment Adviser and Sub-Adviser, and other principal service providers. The Nominating and Corporate Governance Committee generally meets annually to identify and evaluate nominees for director and makes its recommendations to its Board at the time of the Board's December meeting. The Nominating and Corporate Governance Committee also periodically reviews director compensation and will recommend any appropriate changes to the Boards as a group. The Nominating and Corporate Governance Committee also reviews and may make recommendations to its the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is on the Fund's website at http://aberdeenfax.com. The members of the Fund's Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter and Moritz Sell.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Manager, Investment Adviser or Sub-Adviser or their affiliates, as appropriate. The Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by its Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating and Corporate Governance Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and a Board's diversity, the Committees generally consider the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

The Fund's bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years' experience in any of investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund's bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund's Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year's proxy statement. Any shareholder may obtain a copy of the Fund's bylaws by calling the Investor Relations department of Aberdeen Standard Investments Inc., the Fund's investor relations services provider, toll-free at 1-800-522-5465, or by sending an e-mail to Aberdeen Standard Investments Inc. at InvestorRelations@aberdeenstandard.com.

Cost Review Committee

The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of the Fund's Cost Review Committee are Messrs. Neville J. Miles, William J. Potter, Peter D. Sacks and Moritz Sell.

Leverage Committee

The Leverage Committee monitors the Fund's leverage and reviews leverage options for the Fund. The members of the Fund's Leverage Committee are Messrs. P. Gerald Malone, William J. Potter and Peter D. Sacks.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of ASIAL, who carries out the Fund's investment management and business affairs, and also by ASI Aus and AAML, and other service providers in connection with the services they provide to the Fund. Each of ASIAL, ASI Aus and AAML, as applicable, and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through the Committee, interacts with and reviews reports from, among others, ASIAL, ASI Aus and AAML, as applicable, and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, and the Fund's independent registered public accounting firm, legal counsel to the Fund, as appropriate, relating to the operations of the Fund. The Board also requires ASIAL to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal Year 2019

During the Fund's fiscal year ended October 31, 2019, the Board held five regular meetings, the Audit and Valuation Committee held three meetings; the Nominating and Corporate Governance Committee held one meeting; the Contract Review Committee held one meeting; the Cost Review Committee held one meeting; and the Leverage Committee held five meetings. During the fiscal year ended October 31, 2019, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which they served.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Standard Investments Inc., the Funds' investor relations service provider, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o Aberdeen Standard Investments Inc. at InvestorRelations@aberdeenstandard.com.

Director Attendance at Annual Meetings of Shareholders

Generally, in the event that the Fund's Directors are geographically close to the site of an annual meeting of shareholders at the time of such meeting, one or more of such Directors may attend the meeting. However, since a majority of the Fund's Directors reside outside of the United States, the Fund recognizes that it would be impractical for most Directors to attend such meeting and would create a significant expense for the Fund to require the Directors to attend such meeting. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meeting of shareholders and that, historically, few shareholders have attended the annual meetings in person, the Fund has not established a policy with respect to Director attendance at annual meetings of shareholders.

REPORT OF THE AUDIT AND VALUATION COMMITTEE; INFORMATION
REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund's Independent Directors have ratified the selection of, KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2020. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond to questions raised by shareholders, if any, during the Meeting.

The Audit and Valuation Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB") regarding KPMG's communications with the Audit and Valuation Committee concerning independence, and have discussed with KPMG its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed matters with KPMG required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing, the Audit and Valuation Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2019.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Fund's two most recent fiscal years ended October 31:

	2019	2018
Audit Fees	$82,723	$82,723
Audit-Related Fees	$0	$0
Tax Fees(1)	$7,610	$7,610
All Other Fees	None	None

(1) The Tax Fees are for the completion of the Fund's federal and state tax returns.

For the fiscal year ended October 31, 2019, KPMG billed $620,047 for aggregate non-audit fees for services to the Investment Manager, Investment Adviser and Sub-Adviser. For the fiscal year ended October 31, 2018, KPMG billed $745,960 for aggregate non-audit fees for services to the Investment Manager, Investment Adviser and Sub-Adviser.

All of the services described in the table above were pre-approved by the Audit and Valuation Committee.

The Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Audit and Valuation Committee members of the Board and ratified by the entire Board, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), of the Fund for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Manager, Investment Adviser or Sub-Adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Manager that the Fund, Investment Manager or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager, Investment Adviser, or Sub-Adviser, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Directors by the Fund and by the Fund Complex of which the Fund is part for the fiscal year ended October 31, 2019. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Name of Director	Aggregate Compensation from Fund Fiscal Year Ended October 31, 2019	Total Compensation From Fund and Fund Complex Paid To Directors*
Independent Directors:
P. Gerald Malone	$69,500	$400,000	(29)
Neville J. Miles	$49,167	$241,500	(25)
William J. Potter	$49,167	$132,500	(3)
Peter D. Sacks	$55,833	$244,500	(25)
Moritz Sell	$40,381	$111,264	(3)
Interested Director:
Martin J. Gilbert	N/A	N/A (28)

*  The number in parentheses indicates the total number of funds in the Fund Complex on which the Director serves or served at any time during the fiscal year ended October 31, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE MKT.

Based solely on its review of such reports filed on EDGAR and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 2019, its Reporting Persons complied with all applicable filing requirements in a timely manner.

Relationship of Directors or Nominees with the Investment Manager, Investment Adviser, Sub-Adviser and Administrator

Aberdeen Standard Investments (Asia) Limited serves as the Investment Manager to the Fund pursuant to a management agreement dated as of April 3, 2009 The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Standard Investments Australia Limited serves as the Investment Adviser to the Fund pursuant to an advisory agreements dated as of April 3, 2009. The Investment Adviser is an Australian corporation with its registered offices located at Level 10, 255 George Street, Sydney, NSW 2000, Australia. Aberdeen Asset Managers Limited serves as the Sub-Adviser to the Fund pursuant to a sub-advisory agreement dated November 1, 2015. The Sub-Adviser is a Scottish company with its registered offices located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. The Investment Manager, Investment Adviser and Sub-Adviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scottish company. The registered offices of Aberdeen PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (the "Merger") closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Following the Merger, the Fund's Investment Manager, Investment Adviser, Sub-Adviser and Administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. Mr. Martin Gilbert, a Director and Vice President of the Funds, also serves as Vice Chairman of Standard Life Aberdeen plc and Chairman of ASI (defined below). Mr. Gilbert is also a shareholder of Standard Life Aberdeen plc.

Aberdeen Standard Investments Inc. ("ASI"), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, serves as the Fund's administrator. ASI is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. ASI also provides investor relations services to the Fund under an investor relations services agreement. Messrs. Andolina, Cotton, Goodson, Hendry and Mmes. Melia and Sitar, who serve as officers of the Fund, are also directors and/or officers of ASI.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ANNUAL MEETING PROPOSALS 1, 2 AND 3.

SPECIAL MEETING PROPOSAL

As described below, the Board is recommending a proposal to amend several of the Fund's fundamental investment policies and to convert many of the fundamental investment policies to non-fundamental policies ("Special Meeting Proposal"). A "fundamental policy" is an investment objective, policy or restriction that can be changed only by a vote of both the Directors and the shareholders. Management believes, and the Board of Directors concurs, that it would be in the best interest of shareholders to make the proposed changes in order to provide the Fund with more investment flexibility. Such flexibility will allow the Fund to create a more diversified portfolio of securities and take advantage of the higher yielding opportunities of the Asia-Pacific market.

The Board also approved several changes to certain of the Fund's investment policies that do not require approval by shareholders because these policies are "non-fundamental"; however, these changes will only be implemented if the Special Meeting Proposal is approved. These changes include: (i) eliminating the Fund's non-fundamental "80% Policy" (as defined and described below) given that the Fund will have a revised fundamental policy with respect to the investment of 80% of the Fund's net assets that will govern, and (ii) eliminations of or amendments to the Fund's other non-fundamental investment policies. The fundamental policy changes being voted on by shareholders under the Special Meeting Proposal, the 80% Policy elimination and other non-fundamental policy changes (collectively referred to as the "Fund Policy Changes") would be implemented within ten (10) business days of their approval by shareholders and the changes to the portfolio as part of the Fund Realignment implementation would occur over time thereafter (the "Fund Realignment"). There are no proposed changes to the investment objective of the Fund (which will remain a fundamental investment objective), to the Fund's name, to the investment team which oversees the management of the Fund's assets or to the Fund's fundamental investment restrictions. The Fund Policy Changes are described herein and each proposed amended policy is compared to its current version. Additionally, Annexure A to this Proxy Statement provides an overview of the Fund's investment objective, fundamental investment restrictions and proposed fundamental and non-fundamental investment policies and assuming the Special Meeting Proposal is approved and the Fund Policy Changes are implemented.

The Special Meeting Proposal includes a number of changes, each of which is a separate "Sub-Proposal" that will be voted on separately by shareholders. Each Sub-Proposal is contingent on each other Sub-Proposal's approval. Therefore, the Fund will only implement the Special Meeting Proposal and the Fund Realignment if all of the Sub-Proposals receive the required vote and are approved.

The Investment Manager expects that the Special Meeting Proposal would allow the Fund to diversify away from Australian debt investments and currency exposure in favor of higher yielding opportunities throughout the Asia-Pacific region. In the event that the Special Meeting Proposal is approved, it is currently anticipated that there would be a reduction in the exposure to Australian dollar denominated bonds in favor of a more diversified exposure in terms of country, currency and sector allocations. While it is expected that the average credit rating of the bonds in the underlying portfolio will be marginally lower following the Fund Realignment, the Investment Manager anticipates, based on current market conditions, that the average credit rating of the underlying portfolio will remain investment grade.

Changes to Fundamental Investment Policies

A "fundamental policy" is an investment objective, policy or restriction that can be changed only by a vote of shareholders of the Fund. The Fund has several investment policies and investment restrictions that were adopted as a fundamental policies and, therefore, may be changed only by a vote of Fund shareholders. There are certain policies required to be adopted and maintained as fundamental investment restrictions pursuant to the 1940 Act. There is, however, no requirement that each of the Fund's investment policies (outside of those prescribed in Section 8 of the 1940 Act) be fundamental policies. In order to respond more quickly to market or regulatory changes, without the costs, expense and time delay associated with a special shareholder meeting, it is proposed that the Fund convert many of its fundamental investment policies to non-fundamental policies. If the Special Meeting Proposal is approved, the Directors will have the authority to approve any future change to the Fund's investment policies that are converted to non-fundamental policies. If the Special Meeting Proposal is approved, however, the Fund's fundamental investment restrictions, including the Fund's revised 80% Policy and the related definitions of "Asia-Pacific debt securities" and "Asia-Pacific Countries" would not be able to be changed without shareholder approval. Shareholders would receive notice of any future changes to current fundamental policies that are converted to non-fundamental policies by this shareholder vote. The Fund has no present intention to change its investment policies except as set forth in this Proxy Statement.

The below chart shows the proposal with respect to the changes to the Fund's investments of 80% of its assets.

Sub-Proposal/ Topic	Current	Proposal
1.a Asian to Asia-Pacific debt securities	Fundamental

To achieve its investment objective, the Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in "Asian debt securities," which include: (1) debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars.
"Asian Countries" (each, an "Asian Country") include China, Bangladesh, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Sri Lanka, Kazakhstan and Mongolia and Vietnam, and such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of the Investment Manager.	Policy to remain as Fundamental, but be modified as set out below:
To achieve its investment objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in "Asia-Pacific debt securities," which include: (1) debt securities of Asia-Pacific Country issuers, including securities issued by Asia-Pacific Country governmental entities, as well as by banks, companies and other entities which are located in Asia-Pacific Countries, whether or not denominated in an Asia-Pacific Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asia-Pacific Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asia-Pacific Country; (3) debt securities issued by entities which, although not located in an Asia-Pacific Country, derive at least 50% of their revenues from Asia-Pacific Countries or have at least 50% of their assets located in Asia-Pacific Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asia-Pacific Country, provided that the debt securities are guaranteed by the parent entity located in the Asia-Pacific Country. With reference to items (3) and (4) above, Asia-Pacific debt securities may be denominated in an Asia-Pacific Country currency or U.S. dollars.
"Asia-Pacific Countries" (each, an "Asia-Pacific Country") means countries included in "Asia" and "Oceania" in the United Nations ("UN") geographic regions used by the UN Statistics Division.

There are a few notable differences between the current and the proposed 80% policies. The first is that the current policy sets a maximum limit of "up to" 80% of the Fund's assets, while the proposed policy places a minimum floor of "at least" 80% of the Fund's assets. Second, the current policy uses "total" assets while the proposed policy uses "net". Since both the current and proposed policies include borrowings "for investment purposes" in the calculation of the 80% limits, the only difference between "total" assets in the current policy and "net" assets in the proposed would be that current policy would also include borrowings that are not for investment purposes while the proposed policy would not. Given the Fund would not typically borrow other than for investment purposes, this difference should not have a material impact. Third, the Fund's current policy is with respect to "Asian" countries, while the proposed policy is with respect to "Asia-Pacific" countries. The number of countries considered to be "Asian" for the Fund's current policy is a much smaller list than the countries currently considered to be "Asia-Pacific" per the United Nations Statistics Division list of countries included in the "Asia-Pacific" geographic region, which is the reference point for the Fund's proposed 80% policy definition of "Asia-Pacific". The countries included as of February 15, 2020 are illustrated in the chart below.

"Asian" Countries in Current 80% Policy	"Asia-Pacific" Countries in Proposed 80% Policy
Afghanistan
American Samoa
Armenia
Australia	Australia
Azerbaijan
Bahrain
Bangladesh	Bangladesh
Bhutan
Brunei Darussalam
Cambodia
China	China
Hong Kong	China, Hong Kong Special Administrative Region
China, Macao Special Administrative Region
Christmas Island
Cocos (Keeling) Islands
Cook Islands
Cyprus
Democratic People's Republic of Korea
Fiji
French Polynesia
Georgia
Guam
Heard Island and McDonald Islands

"Asian" Countries in Current 80% Policy	"Asia-Pacific" Countries in Proposed 80% Policy
India	India
Indonesia	Indonesia
Iran (Islamic Republic of)
Iraq
Israel
Japan	Japan
Jordan
Kazakhstan	Kazakhstan
Kiribati
Kuwait
Kyrgyzstan
Lao People's Democratic Republic
Lebanon
Malaysia	Malaysia
Maldives
Marshall Islands
Micronesia (Federated States of)
Mongolia	Mongolia
Myanmar
Nauru
Nepal
New Caledonia
New Zealand	New Zealand
Niue
Norfolk Island
Northern Mariana Islands
Oman
Pakistan
Palau
Papua New Guinea
Pakistan
Philippines	Philippines
Pitcairn

"Asian" Countries in Current 80% Policy	"Asia-Pacific" Countries in Proposed 80% Policy
Qatar
South Korea	Republic of Korea
Samoa
Saudi Arabia
Singapore	Singapore
Solomon Islands
Sri Lanka	Sri Lanka
State of Palestine
Syrian Arab Republic
Taiwan
Tajikistan
Thailand	Thailand
Timor-Leste
Tokelau
Tonga
Turkey
Turkmenistan
Tuvalu
United Arab Emirates
United States Minor Outlying Islands
Uzbekistan
Vanuatu
Vietnam	Vietnam
Wallis and Futuna Islands
Yemen

The below chart shows the proposed changes with respect to each of the Fund's other current fundamental investment policies under the Special Meeting Proposal.

Current	Proposal
1.b Asian/Asia-Pacific Country Exposure	Fundamental The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund's total assets.	Policy to be eliminated
No specific policy with respect single Asian Country exposure.
The Fund will adopt the following non-fundamental policy:
The maximum exposure to any one "Investment Grade Country" (other than the U.S.) is limited to 25% of the Fund's total assets and the maximum exposure to any one "Non-Investment Grade Country" is limited to 15% of the Fund's total assets. Investment Grade Countries are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investors Service, Inc. ("Moody's"), BBB- by S&P Global Ratings ("S&P") or BBB- by Fitch or comparably rated by another appropriate nationally or internationally recognized ratings agency. Non-Investment Grade Countries are those that are not Investment Grade Countries.

Current	Proposal
1.c Australian Country Exposure	Fundamental
At least 20% of the Fund's total assets will be invested in "Australian debt securities," which include: (1) debt securities of Australian issuers, including securities issued by Australian governmental entities, as well as by banks, companies and other entities which are located in Australia, whether or not denominated in the Australian dollar; (2) debt securities of other issuers, denominated in, or linked to, the Australian dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the Australian dollar; (3) debt securities issued by entities which, although not located in Australia, derive at least 50% of their revenues from Australia or have at least 50% of their assets located in Australia; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in Australia, provided that the debt securities are guaranteed by the parent entity located in Australia. With reference to items (3) and (4) above, Australian debt securities may be denominated in Australian, New Zealand or U.S. dollars.	Policy to be eliminated
No specific policy with respect to Australian debt securities.
As noted above, the Fund will adopt a non-fundamental policy with respect to single Investment Grade Country and Non-Investment Grade Country exposure.
1.d Korea Country Exposure	Fundamental The maximum country exposure for Korea is limited to 40% of the Fund's total assets.	Policy to be eliminated
No specific policy with respect to Korea exposure.
As noted above, the Fund will adopt a non-fundamental policy with respect to single Investment Grade Country and Non-Investment Grade Country exposure.

Current	Proposal
1.e New Zealand Country Exposure	Fundamental
The maximum country exposure for New Zealand is limited to 35% of the Fund's total assets. "New Zealand debt securities," which include: (1) debt securities of New Zealand issuers, including securities issued by New Zealand governmental entities, as well as by banks, companies and other entities which are located in New Zealand, whether or not denominated in the New Zealand dollar; (2) debt securities of other issuers, denominated in, or linked to, the New Zealand dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the New Zealand dollar; (3) debt securities issued by entities which, although not located in New Zealand, derive at least 50% of their revenues from New Zealand or have at least 50% of their assets located in Zealand; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in New Zealand, provided that the debt securities are guaranteed by the parent entity located in New Zealand. With reference to items (3) and (4) above, New Zealand debt securities may be denominated in Australian, New Zealand or U.S. dollars.	Policy to be eliminated
No specific policy with respect to New Zealand exposure.
As noted above, the Fund will adopt a non-fundamental policy with respect to single Investment Grade Country and Non-Investment Grade Country exposure.

Current	Proposal
1.f, 1.g, and 1.h Per Country Currency Exposure	Fundamental
The maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund's total assets.
The maximum currency exposure for Korea is limited to 25% of the Fund's total assets.
The maximum currency exposure for New Zealand is limited to 35% of the Fund's total assets.	Policies to be eliminated
No policies with respect to Asian Country, Korean or New Zealand currency exposure.
The Fund will adopt the following non-fundamental policy:
The maximum exposure to any one country other than the U.S. or an Asia-Pacific Country ("Other Country") currency (excluding U.S. dollars) is limited to 10% of the Fund's total assets. The maximum currency exposure to any one Investment Grade Country currency (other than U.S. currency) is limited to 25% of the Fund's total assets, the maximum currency exposure to any one Non-Investment Grade Country currency is limited to 15% of the Fund's total assets.
1.i Temporary Defensive Investments	Fundamental

During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities.	Policy to be made Non-Fundamental and modified as set out below:
During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. cash and debt securities.
1.j Junk Bonds	Fundamental

In order to accommodate investment in Asian markets, the Fund may invest up to 35% of its total assets in Asian debt securities rated below BBB- by S&P or Baa3 by Moody's ("also known as junk bonds"), or judged by the Investment Manager to be, below investment grade at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used. The Fund may invest up to 35% of its total assets in Asian debt securities which may be deemed to be illiquid.	Policy to be made Non-Fundamental and modified as set out below:
In order to accommodate investment in Asia-Pacific markets, the Fund may invest up to 35% of its total assets in Asia-Pacific Country debt securities rated below BBB- by S&P, Baa3 by Moody's or BBB- by Fitch (also known as "junk bonds"), or judged by the Investment Manager to be below investment grade at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used. The Fund may invest up to 35% of its total assets in Asia-Pacific Country debt securities which may be deemed to be illiquid.

Current	Proposal
1.k Repurchase Agreements	Fundamental
The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.	Policy to be made Non-Fundamental
The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.
1.l Speculative or defaulted bonds	Fundamental
The Fund may invest up to 10% of its total assets in securities rated by S&P or Moody's, or judged by the Investment Manager to be, below B- at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized ratings services may be used.	Policy to be made Non-Fundamental
The Fund may invest up to 10% of its total assets in securities rated by S&P, Moody's, Fitch, or judged by the Investment Manager to be, below B- at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized ratings services may be used.

The above proposed investment policies are shown collectively with the Fund's investment objective, 80% Policy and fundamental investment restrictions and other investment policies in Annexure A to this Proxy Statement.

The below table shows the countries that are considered "Investment Grade Countries" and those that are considered "Non-Investment Grade Countries".

Investment Grade	Non-Investment Grade Countries
Australia	Bahrain
Chile	Brazil
China	Dominican Republic
Colombia	Ecuador
Czech Republic	El Salvador
Hong Kong	Ghana
Hungary	Nigeria

Investment Grade	Non-Investment Grade Countries
India	Senegal
Indonesia	South Africa
Malaysia	Tunisia
Mexico	Turkey
Peru	Ukraine
Philippines
Poland
Romania
Russian Federation
Singapore
South Korea
Thailand
Uruguay

Associated Risks

In the event that the Special Meeting Proposal is approved, it is currently anticipated that there would be a reduction in the exposure to Australian dollar denominated bonds in favor of a more diversified exposure in terms of country and currency allocations and a reduction in the average credit rating of the bonds in the Fund's portfolio. Because the Fund currently may invest in emerging markets and is permitted to invest in lower-rated securities, it is already subject to the related risks of doing so, including emerging markets risk, foreign currency exposure risk, and high-yield bonds and other lower-rated securities risk. However, approval of the Special Meeting Proposal and the Fund Realignment will increase the extent to which the Fund is subject to these risks, which are described in more detail, below.

Emerging Markets Risk—The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed and less accessible than other emerging markets.

Foreign Currency Exposure Risk—The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

High-Yield Bonds and Other Lower-Rated Securities Risk—The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

PROPOSED CHANGES TO FUND POLICIES THAT DO NOT REQUIRE APPROVAL BY SHAREHOLDERS

As part of the Fund Realignment, and contingent upon shareholder approval of the Special Meeting Proposal, the Board approved additional investment policy changes that do not require approval by shareholders. These changes include modifications of some of the Fund's non-fundamental investment policies. These non-fundamental policy changes are also intended to provide the Fund with the ability to create a more diversified portfolio of securities and to take advantage of the higher yielding opportunities of the Asia-Pacific market. If the Special Meeting Proposal is approved, all of the changes relating to the Fund Realignment as described in this Proxy Statement will be implemented concurrently.

Changes to the Fund's Non-Fundamental 80% Policy

The Fund currently has two policies with respect to investing 80% of its assets: (i) a fundamental policy setting a maximum of 80% investment threshold and (ii) a non-fundamental policy setting a minimum 80% investment threshold. The first policy, as noted in the above charts, is fundamental and relates to the Fund's investment of up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in Asian debt securities. The second policy, which is non-fundamental, is for the Fund to normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities (the "80% Policy"). The Fund is proposing to replace both policies with a single, fundamental 80% Policy as noted in the chart above and repeated again in the chart below.

Current 80% Policy	New 80% Policy
Description of 80% Policy	Non-Fundamental

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities.	Policy to be modified as set out below and made Fundamental
The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asia-Pacific debt securities," which include: (1) debt securities of Asia-Pacific Country issuers, including securities issued by Asia-Pacific Country governmental entities, as well as by banks, companies and other entities which are located in Asia-Pacific Countries, whether or not denominated in an Asia-Pacific Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asia-Pacific Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asia-Pacific Country; (3) debt securities issued by entities which, although not located in an Asia-Pacific Country, derive at least 50% of their revenues from Asia-Pacific Countries or have at least 50% of their assets located in Asia-Pacific Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asia-Pacific Country, provided that the debt securities are guaranteed by the parent entity located in the Asia-Pacific Country. With reference to items (3) and (4) above, Asia-Pacific debt securities may be denominated in an Asia-Pacific Country currency or U.S. dollars.
"Asia-Pacific Countries" (each, an "Asia-Pacific Country") means countries included in "Asia" and "Oceania" in the United Nations ("UN") geographic regions used by the UN Statistics Division.

Shareholder approval is not required to make the above changes to the Fund's 80% Policy, however, the new 80% Policy will only be implemented if the Special Meeting Proposal is approved.

Changes to Other Non-Fundamental Investment Policies

The Fund Policy Changes also include some changes to the Fund's non-fundamental investment policies. Although no shareholder approval of these changes is required, they will not be implemented unless shareholders approve the Special Meeting Proposal. The non-fundamental policy changes are described below, and are also included in Annexure A to this Proxy Statement, which provides a description of the Fund's 80% Policy and fundamental and non-fundamental investment policies as if all of the Fund Policy Changes were implemented.

	Current Non-Fundamental Policy	Board Approved Non-Fundamental Policy
Counterparty minimum rating

The Fund will only use counterparty institutions rated A—or better by recognized international rating agencies, except with respect to Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities.

The Fund will only use counterparty institutions rated A—or better by recognized international rating agencies for all over-the-counter derivatives transactions.
Counterparty exposure limit	A maximum of 7.5% of the Fund's total assets may be invested in a derivative transaction with any single counterparty.	Terminate such policy.
Sydney exchange exposure

The Fund's maximum gross exposure (long plus short positions) to derivatives traded on the Sydney Futures Exchange is 20% of its total assets and the maximum net exposure (long positions minus short positions) to derivatives traded on the Sydney Futures Exchange is 15% of the Fund's total assets.

Terminate such policy.
Asian Futures exchange exposure	A maximum of 7% of the Fund's total assets may have exposure to derivatives traded on any one Asian Futures Exchanges.	Terminate such policy.
Single position exposure

The Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian, New Zealand or Asian Country governmental entities, to 5% of its total assets at the time of purchase

The Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Asia-Pacific Country or Other Country governmental entities, to 5% of its total assets at the time of purchase.

Other Country Exposure	N/A	The Fund may invest up to 10% of its total assets in the debt securities of any Other Country.

	Current Non-Fundamental Policy	Board Approved Non-Fundamental Policy
Australian government entities	The Fund may invest without limitation in securities of Australian governmental entities and intends to invest at least 25% of its assets in securities of Australian governmental entities.	Terminate such policy.
New Zealand government entities	The Fund may, at the time of purchase, invest up to 24.9% of its total assets in New Zealand governmental securities and Korea governmental securities.	Terminate such policy.
Asian government entities	The Fund also may, at the time of purchase, invest up to 15% of its total assets in Asian Country (other than Korea) governmental securities.	Terminate such policy.
Yen, Euro and British pound exposure	A maximum of 20% of the Fund's total assets in Asian debt securities can be denominated in any combination of Yen, Euro and British pound.	A maximum of 20% of the Fund's total assets in Asia-Pacific Country debt securities can be denominated in any combination of Yen, Euro and British pound.
Other Country currency exposure	N/A	The maximum exposure to any one Other Country currency (excluding U.S. dollars) is limited to 10% of the Fund's total assets.

IMPACT OF THE FUND REALIGNMENT

Tax Consequences

It is anticipated that the Fund Policy Changes would be implemented within ten business days of shareholder approval of the Special Meeting Proposal, and the changes to the portfolio as part of the Fund Realignment would occur over time thereafter. Because the Fund realignment will involve turning over portions of the Fund's portfolio, there is expected to be a tax impact. The tax impact of the Fund Realignment will depend on the difference between the price at which portfolio securities are sold and the Fund's basis in such securities, offset by capital loss carry forwards. Any net capital gains realized will be distributed prior to the end of 2020, and such distribution will be taxable to tax-paying shareholders. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. If the portfolio restructuring had occurred on October 31, 2019 and the distribution made on that date, the Fund would have generated approximately $(61,639,547) ($(0.25) per share), in net currency losses and $21,381,137 ($0.09 per share) in net capital gains. The amount noted in the preceding sentences are estimates based on current market conditions and there can be no guarantee that the dividends actually paid will not be materially higher or lower than the estimates.

Pursuant to an exemptive order granted by the SEC on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains.

Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund's investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

For U.S. federal income purposes, the Fund includes a separately identifiable unit called a Qualified Business Unit ("QBU") (see Internal Revenue Code of 1986, as amended ("IRC"), section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office. Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. It is expected that the Fund would greatly reduce the proportion of Australian securities in its portfolio as part of the Fund Realignment, which would necessitate the closing of the Australian QBU in a reasonable timeframe.

Transaction Costs

In connection with the Fund Realignment, the Fund expects to experience an increase in annual portfolio turnover of approximately 34.16%, which will result in higher than normal transaction costs to shareholders. The transaction costs are currently estimated to be approximately $4,409,079 ($0.02 per share) and will be borne by the Fund.

Impact on Fund Leverage Arrangements

The Fund has various agreements in place relating to loan facilities and its use of leverage which include a Credit Agreement for the revolving credit facility, Note Purchase Agreements for the Series A-E Senior Secured Notes (the "Senior Notes"). Under these agreements, amendments to fundamental investment policies are an event of default or breach of provisions, and therefore, the Fund has sought waivers and/or consents from the respective relevant parties in order to proceed with the Fund Policy Changes and Fund Realignment without impacting the Fund's current leverage arrangements.

VOTE REQUIRED TO APPROVE THE SPECIAL MEETING PROPOSAL

The Special Meeting Proposal must be approved by the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Special Meeting in person or by proxy. Additionally, the Special Meeting Proposal must receive a vote of the majority of the outstanding shares of preferred stock, voting separately as a single class. Therefore, if the Special Meeting Proposal receives the required vote from all of the outstanding voting securities, but does not receive the required vote by the shares preferred stock voting separately as a single class, or vice versa, the Special Meeting Proposal will not have been approved.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE SPECIAL MEETING PROPOSAL

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notices and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The expense of preparing the proxy statement is estimated to be between $40,000 and $45,000.

In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser, the Sub-Adviser or the Fund's administrator. AST Fund Solutions, LLC ("AST") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $6,500 and be reimbursed for its reasonable expenses. Total payments to AST are expected to be between $239,588 and $304,771.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 16, 2020. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the date of the Meetings approaches, certain shareholders of the Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of February 18, 2020, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of the Fund because they possessed or shared voting or investment power with respect to the Fund's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
FAX	Preferred	Voya Financial Inc. 230 Park Avenue New York, NY 10169	600,000	30.00%

Shareholder Proposals. If a shareholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Shareholders of the Fund to be held in 2021 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than November 9, 2020.

Shareholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Shareholders of the Fund to be held in 2021 which they do not wish to be included in the Fund's proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 1900 Market Street Suite 200, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than October 10, 2020 and no later than 5:00 p.m., Eastern Time, on November 9, 2020 in the form prescribed from time to time in the Fund's bylaws; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposals set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Directors,

Megan Kennedy, Secretary
Aberdeen Asia-Pacific Income Fund, Inc.

ANNEXURE A

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund's investment objective may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

INVESTMENT POLICIES

Fundamental Investment Policies

To achieve its investment objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in "Asia-Pacific debt securities," which include: (1) debt securities of Asia-Pacific Country issuers, including securities issued by Asia-Pacific Country governmental entities, as well as by banks, companies and other entities which are located in Asia-Pacific Countries, whether or not denominated in an Asia-Pacific Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asia-Pacific Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asia-Pacific Country; (3) debt securities issued by entities which, although not located in an Asia—Pacific Country, derive at least 50% of their revenues from Asia-Pacific Countries or have at least 50% of their assets located in Asia-Pacific Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asia-Pacific Country, provided that the debt securities are guaranteed by the parent entity located in the Asia-Pacific Country. With reference to items (3) and (4) above, Asia-Pacific debt securities may be denominated in an Asia-Pacific Country currency or U.S. dollars.

"Asia-Pacific Countries" (each, an "Asia-Pacific Country") means countries included in "Asia" and "Oceania" in the United Nations ("UN") geographic regions used by the UN Statistics Division.

Non-Fundamental Investment Policies

The Fund may invest up to 10% of its total assets in the debt securities of any one country other than the U.S. or an Asia-Pacific Country ("Other Country" debt securities). The maximum exposure to any one Other Country currency (excluding U.S. dollars) is limited to 10% of the Fund's total assets.

The maximum exposure to any one "Investment Grade Country" (other than the U.S.) is limited to 25% of the Fund's total assets and the maximum exposure to any one "Non-Investment Grade Country" is limited to 15% of total assets. Investment Grade Countries are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investors Service, Inc. ("Moody's"), BBB- by S&P Global Ratings ("S&P") or BBB- by Fitch or comparably rated by another appropriate nationally or internationally recognized ratings agency. Non-Investment Grade Countries are those countries that are not Investment Grade Countries.

The maximum currency exposure to any one Investment Grade Country currency (other than U.S. currency) is limited to 25% of the Fund's total assets, the maximum currency exposure to any one Non-Investment Grade Country currency is limited to 15% of the Fund's total assets.

During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. cash and debt securities.

In order to accommodate investment in Asia-Pacific markets, the Fund may invest up to 35% of its total assets in Asia-Pacific Country debt securities rated below BBB- by S&P, Baa3 by Moody's or BBB- by Fitch (also known as "junk bonds"), or judged by the Investment Manager to be below investment grade at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used. The Fund may invest up to 35% of its total assets in Asia-Pacific Country debt securities which may be deemed to be illiquid.

The Fund may invest up to 10% of its total assets in securities rated by S&P, Moody's, Fitch, or judged by the Investment Manager to be, below B- at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized ratings services may be used.

The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

A maximum of 20% of the Fund's total assets in Asia-Pacific Country debt securities can be denominated in any combination of Yen, Euro and British pound.

The Fund may invest up to 10% of its total assets in secondary market bank loans, up to an additional 10% of its total assets in convertible securities and other hybrid securities, and up to an additional 10% of its total assets in asset-backed securities.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of debt securities or preferred stock. The Fund may use leverage up to 331/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage."

Consistent with its investment objective the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). The Fund may use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act. The following guidelines apply with respect to the Fund's derivative investments:

(a)  The Fund will only use counterparty institutions rated A—or better by recognized international rating agencies for all OTC derivatives transactions.

(b)  A maximum of 20% of the Fund's total assets may have exposure to currency-linked notes.

(c)  A maximum of 10% of the Fund's total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

(d)  Exchange-traded derivatives may only be traded on regulated derivative exchanges and a maximum of 35% of the Fund's total assets may have exposure to exchange-traded derivatives.

(e)  A maximum of 20% of the Fund's total assets may have exposure to derivatives traded on the Chicago Board of Trade.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an "acquired company"), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

•  if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

•  if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

•  if the aggregate value of such securities, together with all other acquired company securities in the Fund's portfolio, would exceed 10% of the value of the total assets of the Fund.

As a non-diversified company, there is no investment restriction on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Asia-Pacific Country or Other Country governmental entities, to 5% of its total assets at the time of purchase. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. The average U.S. dollar weighted maturity of the Fund's portfolio is not expected to exceed 10 years.

FUNDAMENTAL INVESTMENT RESTRICTIONS

A.  The Fund has elected to be classified as a non-diversified closed-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

B.  The Fund will not:

(1)  issue senior securities, except (a) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by these investment restrictions and (b) that the Fund may issue one or more series of its preferred stock, if permitted by its Articles of Incorporation, including Articles of Amendment and Articles Supplementary thereto;

(2)  borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)  engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)  purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(5)  purchase physical commodities or contracts relating to physical commodities;

(6)  make loans to other persons, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(7)  concentrate its investments in a particular industry or group of industries, as those terms are used in the Investment Company Act of 1940, as amended or modified by regulatory authority having jurisdiction from time to time, except that at any time the Fund has invested more than 25% of its total assets in securities of issuers of a particular country, the Fund may invest more than 25% of its assets, and up to the amount of its total assets invested in securities of issuers of that country, in securities issued or guaranteed, as to payment of principal and interest, by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country.

For purposes of Restriction 7, above, "securities of issuers of a particular country" shall include: (a) securities of issuers located in that country; (b) securities that are denominated in, or linked to, the currency of that country, including securities of supranational issuers and derivative securities that replicate, or substitute for, the currency of that country; (c) securities of issuers that derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; (d) securities issued by a parent or subsidiary of, and guaranteed by, an entity located in that country; (e) securities issued by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country; and (f) repurchase agreements with respect to any of the foregoing securities.

(This page has been left blank intentionally.)

Form of Proxy Card for Common Shareholders for Annual Meeting

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on April 24, 2020

Please detach at perforation before mailing.

PROXY	ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Asia-Pacific Income Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Matthew Keener, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Asia-Pacific Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Friday, April 24, 2020, at 10:30 a.m. Eastern Time, at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

FAX_31185_021320_A

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Asia-Pacific Income Fund, Inc.

Annual Meeting of Shareholders to Be Held on Friday, April 24, 2020, at 10:30 a.m. (Eastern Time)

The Notice of Annual Meeting, Proxy Statement and Proxy card for this meeting are available at:

http://www.aberdeenFAX.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 16, 2020 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals

1.	To elect one Class II Director to the Board of Directors to serve for a three-year term until the 2023 Annual Meeting of Shareholders.
		FOR	AGAINST	ABSTAIN
	01. P. Gerald Malone	☐	☐	☐

3.	To consider the continuation of the term of one Director under the Fund’s Corporate Governance Policies. (Class I Director, three-year term ending 2022)
		FOR	AGAINST	ABSTAIN
	01. Neville J. Miles	☐	☐	☐

2

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:   Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below        Signature 1 — Please keep signature within the box        Signature 2 — Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx                     FAX1 31185                   M    xxxxxxxx

3

Form of Proxy Card for Preferred Shareholders for Annual Meeting

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on April 24, 2020

Please detach at perforation before mailing.

PROXY	ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Asia-Pacific Income Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Matthew Keener, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Asia-Pacific Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Friday, April 24, 2020, at 10:30 a.m. Eastern Time, at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

FAX_31185_021920-Pref

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

4

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Asia-Pacific Income Fund, Inc.

Annual Meeting of Shareholders to Be Held on Friday, April 24, 2020, at 10:30 a.m. (Eastern Time)

The Notice of Annual Meeting, Proxy Statement and Proxy card for this meeting are available at:

http://www.aberdeenFAX.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 16, 2020 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals

1.	To elect one Class II Director to the Board of Directors to serve for a three-year term until the 2023 Annual Meeting of Shareholders.
		FOR	AGAINST	ABSTAIN
	01. P. Gerald Malone	☐	☐	☐

2.	To elect one Preferred Share Director to the Board of Directors to serve for a three-year term until the 2023 Annual Meeting of Shareholders.
		FOR	AGAINST	ABSTAIN
	01. Peter D. Sacks	☐	☐	☐

3.	To consider the continuation of the term of one Director under the Fund’s Corporate Governance Policies. (Class I Director, three-year term ending 2022)
		FOR	AGAINST	ABSTAIN
	01. Neville J. Miles	☐	☐	☐

5

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:   Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx                     FAX3 31185                   M    xxxxxxxx

+

6

Form of Proxy Card for Special Meeting

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on April 24, 2020

Please detach at perforation before mailing.

PROXY	ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Asia-Pacific Income Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Matthew Keener, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Asia-Pacific Income Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Friday, April 24, 2020, at 11:00 a.m. Eastern Time, at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

FAX_31185_021320_S

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

7

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Asia-Pacific Income Fund, Inc.

Special Meeting of shareholders to Be Held on Friday, April 24, 2020, at 11:00 a.m. (Eastern Time)

The Notice of Special Meeting, Proxy Statement and Proxy card for this meeting are available at:

http://www.aberdeenFAX.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Special Meeting and Proxy Statement dated March 16, 2020 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal

1:	To approve the amendments to, or the elimination of, the Fund’s fundamental investment policies as follows:
		FOR	AGAINST	ABSTAIN
1a.

To amend the fundamental policy regarding investment of up to 80% in Asian Debt  securities so that the Fund would normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “Asia-Pacific debt” securities and to define “Asia-Pacific debt”.

		☐	☐	☐
1b.	To eliminate the Fund’s fundamental investment policy that the maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets.	☐	☐	☐
1c.	To eliminate the Fund’s fundamental investment policy that at least 20% of the Fund’s total assets will be invested in “Australian debt securities.”	☐	☐	☐
1d.	To eliminate the Fund’s fundamental investment policy that the maximum country exposure for Korea is limited to 40% of the Fund’s total assets.	☐	☐	☐
1e.	To eliminate the Fund’s fundamental investment policy that the maximum country exposure for New Zealand is limited to 35% of the Fund’s total assets.	☐	☐	☐
1f.	To eliminate the Fund’s fundamental investment policy that the maximum currency exposure to any one Asian currency (other than Korea) is limited to 10% of total assets.	☐	☐	☐
1g.	To eliminate the Fund’s fundamental investment policy that the maximum currency exposure for Korea is 25% of the Fund’s total assets.	☐	☐	☐

8

1h.	To eliminate the Fund’s fundamental investment policy that the maximum currency exposure for New Zealand is 35% of the Fund’s total assets.	☐	☐	☐

1i.

To make the Fund’s fundamental temporary defensive investment policy with respect to temporarily investing 100% of its assets in U.S. debt securities a non-fundamental policy but to include U.S. cash as well.

		☐	☐	☐

1j.

To make the Fund’s fundamental investment policy to invest up to 35% of its total assets in Asian debt securities rated below BBB- or Baa3 a non-fundamental policy — but with respect to Asia-Pacific debt securities instead of Asian debt securities.

		☐	☐	☐

1k.	To make the Fund’s fundamental investment policy with respect to entering into repurchase agreements a non-fundamental investment policy.	☐	☐	☐
1l.	To make the Fund’s fundamental investment policy with respect to investing up to 10% of its total assets in securities rated below B- at the time of investment a non-fundamental investment policy.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:   Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx                     FAX2 31185                   M    xxxxxxxx

+

9